                                PROMISSORY NOTE
                                (REVOLVING LOAN)


$11,000,000.00                                                     June 3, 1998

     FOR VALUE RECEIVED, the undersigned, ANALYTICAL SURVEYS, INC., a Colorado corporation (referred to herein as the "MAKER"), hereby promises to pay to the order of BANK ONE, COLORADO, N.A. (the "LENDER"), at the offices of Bank One, Colorado, N.A., the Agent, on or before the Revolving Loans Scheduled Maturity Date, ELEVEN MILLION DOLLARS AND 00/100 CENTS ($11,000,000.00) or if less, the aggregate unpaid principal amount loaned as Revolving Loans Advanced to the Maker by the Lender pursuant to, or otherwise outstanding under, that certain Credit Agreement, dated as of June 3, 1998 between the Maker, Bank One, Colorado N.A. as the Agent, and certain Banks (the "CREDIT AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

     The Maker further agrees to pay and deliver to the Agent, when and as provided in the Credit Agreement, interest on the outstanding principal amount hereof at the rate and at the times specified in the Credit Agreement.

     This Note is the Revolving Note made by the Maker pursuant to, and is subject to, all of the terms and conditions of the Credit Agreement. Subject to the terms and conditions of the Credit Agreement, Maker may borrow, repay and reborrow amounts evidenced hereby as Revolving Loans under the Credit Agreement. Reference is made to the Credit Agreement and the documents delivered in connection therewith for a statement of the prepayment rights and obligations of the Maker, and for a statement of the terms and conditions under which the due date of this Note may be accelerated.

     This Note evidences the obligation of the Maker to repay all sums Advanced pursuant to the Credit Agreement by the Lender and any holder hereof to the Maker as Revolving Loans. The Lender and any holder hereof shall, and are hereby authorized to, record on the Revolving Note Record attached hereto, or to otherwise record in accordance with its usual practice, the date, principal amount, applicable interest rate or margin and Interest Period of each Revolving Loan and the date and amount of each principal payment hereunder; PROVIDED, HOWEVER, that neither the failure to so record nor any error in this recordation shall affect the Maker's obligations under this Revolving Note.

     In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement, the Maker further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender or any holder hereof in endeavoring to collect any amounts due and payable hereunder which are not paid and delivered or otherwise satisfied when due, whether by acceleration or otherwise. This includes the Lender's or holder's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings, appeals, post-judgment collection services and court costs.

     The Maker, for itself and for all endorsers hereof, hereby waives notice, demand, presentment for payment, protest and notice of dishonor.

     This Note and the rights of the Maker and the Lender are governed by the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Maker has executed and delivered this Note on the date first above written.


                                       ANALYTICAL SURVEYS, INC.


                                       By:
                                          ----------------------------------
                                            Scott C. Benger
                                            Senior Vice President, Treasurer
                                            and Secretary

                             REVOLVING NOTE RECORD


                        LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                  REVOLVING NOTE OF ANALYTICAL SURVEYS, INC.
                             DATED JUNE [  ], 1998



            Principal
            Amount of        Interest Rate        Type of         Principal         Unpaid
Date           Loan           (or Margin)          Loan          Amount Paid        Balance
----        ---------        -------------        -------        -----------        -------

